UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ----------------------------------



                                   FORM 8-K/A

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 1, 1998
                                                   ----------------



                           SPEEDWAY MOTORSPORTS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                            1-13582                 51-0363307
--------                            -------                 ----------
(State or other jurisdiction        Commission File         (I.R.S. Employer
of incorporation)                   Number                  Identification No.)


U.S. Highway 29 North, Concord, North Carolina              28026
----------------------------------------------              -----
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code): (704)455-3239
                         ----------------------------------










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           (Former name of former address, if changed since last report)

This report is an amendment to the Registrant's report on Form 8-K dated December 1, 1998 that was filed with the Securities and Exchange Commission on December 15, 1998 (the "Initial Form 8-K Report"). This amending report contains the required audited financial statements and unaudited pro forma financial information referenced previously in the Initial Form 8-K Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Attached as an exhibit to this amending report on Form 8-K/A are the following:

LAS VEGAS MOTOR SPEEDWAY, INC.:

Independent Auditors' Report
Financial Statements:
  Balance sheet at September 30, 1998
  Statement of income and stockholders' equity for the nine months ended
   September 30, 1998
  Statement of cash flows for the nine months ended September 30, 1998 Notes to financial statements

(B) PRO FORMA FINANCIAL INFORMATION. Attached as an exhibit to this amending report on Form 8-K/A are the following:

UNAUDITED PRO FORMA FINANCIAL STATEMENTS REFLECTING THE ACQUISITION OF LAS VEGAS MOTOR SPEEDWAY

Description of unaudited pro forma financial statements Unaudited pro forma balance sheet at September 30, 1998 and notes Unaudited pro forma statement of income for the nine months ended
  September 30, 1998 and notes
Unaudited pro forma statement of income for the year ended
  December 31, 1997 and notes

(C) EXHIBITS

Exhibit No.    Description
-----------    ----------------------------------------------------------------
99.1(*)        Asset Purchase Agreement and Escrow Instructions dated November
               17, 1998 between Speedway Motorsports, Inc., as buyer, and Las
               Vegas Motor Speedway, Inc., as seller.

99.2(*) First Amendment to Amended and Restated Credit Agreement dated as of November 18, 1998 among Speedway Motorsports, Inc. and Speedway Funding Corp., as borrowers, certain subsidiaries of Speedway Motorsports, Inc., as guarantors, and NationsBank, N.A., as the lender.

99.3(*) Second Amended and Restated Credit Agreement dated as of November 23, 1998 among Speedway Motorsports, Inc. and Speedway Funding Corp., as borrowers, certain subsidiaries of Speedway Motorsports, Inc., as guarantors, and NationsBank, N.A., as agent for the lenders and a lender.


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



99.4(*)        Press Release dated December 10, 1998.

99.5(*)        Press Release dated December 14, 1998.

99.6 Financial Statements of Las Vegas Motor Speedway, Inc. for the nine months ended September 30, 1998, including Independent Auditors' Report.

99.7 Unaudited Pro Forma Financial Statements for the nine months ended September 30, 1998 reflecting the acquisition of Las Vegas Motor Speedway.

99.8 Unaudited Pro Forma Income Statement for the year ended December 31, 1997 reflecting the acquisition of Las Vegas Motor Speedway.

---------------------
*  Previously filed.



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




                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SPEEDWAY MOTORSPORTS, INC.
                                   (REGISTRANT)


  Date: February 12, 1999     By:   /s/ William R. Brooks
        -----------------           ----------------------
                                        William R. Brooks
                                    Vice President, Chief Financial
                                    Officer, Treasurer and Director

                                  EXHIBIT LIST
                                  ------------

Exhibit No.    Description
----------    ---------------------------------------------------------------
99.1(*)        Asset Purchase Agreement and Escrow Instructions dated November
               17, 1998 between Speedway Motorsports, Inc., as buyer, and Las
               Vegas Motor Speedway, Inc., as seller.

99.2(*) First Amendment to Amended and Restated Credit Agreement dated as of November 18, 1998 among Speedway Motorsports, Inc. and Speedway Funding Corp., as borrowers, certain subsidiaries of Speedway Motorsports, Inc., as guarantors, and NationsBank, N.A., as the lender.

99.3(*) Second Amended and Restated Credit Agreement dated as of November 23, 1998 among Speedway Motorsports, Inc. and Speedway Funding Corp., as borrowers, certain subsidiaries of Speedway Motorsports, Inc., as guarantors, and NationsBank, N.A., as agent for the lenders and a lender.

99.4(*)        Press Release dated December 10, 1998.

99.5(*)        Press Release dated December 14, 1998.

99.6 Financial Statements of Las Vegas Motor Speedway, Inc. for the nine months ended September 30, 1998, including Independent Auditors' Report.

99.7 Unaudited Pro Forma Financial Statements for the nine months ended September 30, 1998 reflecting the Acquisition of Las Vegas Motor Speedway.

99.8 Unaudited Pro Forma Income Statement for the year ended December 31, 1997 reflecting the Acquisition of Las Vegas Motor Speedway.


---------------------
*  Previously filed.




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